                           SUBSCRIPTION FOR COMMON STOCK
                           MOUNTAIN BANK HOLDING COMPANY
                                 (NEW SHAREHOLDER)

     STOCK ISSUE: 100,000 shares of common stock, par value $1.00 each ("Common Stock"), are to be subscribed for and issued at $17.50 per share. 50,000 of such shares have been reserved for New Shareholders. This subscription applies to such 50,000 shares. ALL SALES TO NEW SHAREHOLDERS ARE ON A FIRST-COME, FIRST-SERVED BASIS.

     The undersigned, having received and read the Offering Circular of MOUNTAIN BANK HOLDING COMPANY (the "Company"), dated September __, 1998, hereby offers to purchase the number of shares of the Common Stock of the Company (minimum 100 shares - maximum 2,500 shares) set forth below at a subscription price of $17.50 per share, and encloses herewith the full aggregate subscription price. Checks or money orders should be made payable to MOUNTAIN BANK HOLDING COMPANY.


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
     Shares subscribed for     . . . . . . . . . . . . . . .
     (MINIMUM 100 SHARES -- MAXIMUM 2,500 SHARES)               ---------------

     Aggregate purchase price (enclosed) . . . . . . . . . .   $
                                                                ---------------
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

     SUBSCRIPTIONS SHOULD BE RECEIVED BY THE COMPANY NOT LATER THAN 5:00 P.M. LOCAL TIME ON OCTOBER 31, 1998, THE EXPIRATION DATE OF THE EXCLUSIVE OFFER TO NEW SHAREHOLDERS. FOLLOWING THE EXCLUSIVE OFFERING PERIOD, THE OFFERING WILL CONTINUE UNTIL NOVEMBER 30, 1998, UNLESS TERMINATED EARLIER. ALL SALES IN THE OFFERING ARE ON A FIRST-COME, FIRST-SERVED BASIS. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART.

     Shares purchased by the undersigned shall be registered as listed below. (If certificates for shares are to be issued in more than one name, please specify whether ownership is to be as tenants in common, joint tenants, etc. If certificates for shares are to be issued in the name of one person for the benefit of another, please indicate whether registration should be as trustee or custodian for such other person.)


          How Shares To Be Registered            No. of Shares (AT $17.50
                 (PLEASE PRINT)                         PER SHARE)


          ____________________________________         _______________

          ____________________________________         _______________

   / / I/we hereby certify that I/we am/are bona fide residents of the State of Washington. (Check box if applicable. If not applicable, indicate state of residence:___________________).

     IN WITNESS WHEREOF, I/we have executed this Subscription, retaining a copy for my/our records, and returning a copy by mail or delivery to:


 MOUNTAIN BANK HOLDING COMPANY
 501 Roosevelt Avenue
 Enumclaw, Washington  98022

 Date:  _______________________, 1998



_____________________________________    ____________________________________
 (Signature)                             (Signature) (If shares to be issued in
                                         more than one name)


_____________________________________    ____________________________________
 Name (Please print or type)             Name (Please print or type)


_____________________________________    ____________________________________
 Street Address                          Street Address


_____________________________________    ____________________________________
 City and State           ZIP            City and State           ZIP

 Telephone:__________________________    Telephone:__________________________


 Social Security No.:________________    Social Security No.:________________
 or Taxpayer ID No.                      or Taxpayer ID No.


     IF SHARES TO BE HELD IN JOINT OWNERSHIP, ALL JOINT OWNERS SHOULD SIGN THIS SUBSCRIPTION.

                           SUBSCRIPTION FOR COMMON STOCK
                           MOUNTAIN BANK HOLDING COMPANY
                               (EXISTING SHAREHOLDER)

   STOCK ISSUE: 100,000 shares of common stock, par value $1.00 each ("Common Stock"), are to be subscribed for and issued at $17.50 per share. 50,000 of such shares have been allocated to existing shareholders, who may purchase such shares on the basis of 1 share for each 16 shares owned.

   The undersigned, having received and read the Offering Circular of MOUNTAIN BANK HOLDING COMPANY (the "Company"), dated September __, 1998, hereby offers to purchase the number of shares of the Common Stock of the Company set forth below at a subscription price of $17.50 per share, and encloses herewith the full aggregate subscription price. Checks or money orders should be made payable to MOUNTAIN BANK HOLDING COMPANY.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     Shares subscribed for     . . . . . . . . . . . . . . .
     (NO MINIMUM -- MAXIMUM -- 1 SHARE FOR EACH 16 OWNED)       ---------------

     Aggregate purchase price (enclosed) . . . . . . . . . .   $
                                                                ---------------
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


   PLEASE INDICATE BELOW IF YOU DESIRE TO PURCHASE ADDITIONAL SHARES OF COMMON STOCK IF THE OFFERING IS NOT FULLY SUBSCRIBED DURING THE EXCLUSIVE PERIOD. ADDITIONAL SHARES, IF AVAILABLE, WILL BE SOLD ON A FIRST COME, FIRST SERVED BASIS.

[ ] I would be interested in purchasing _________ additional shares. Please contact me if additional shares are available for purchase at the closing of the exclusivity period.

     SUBSCRIPTION SHOULD BE RECEIVED BY THE COMPANY NOT LATER THAN 5:00 P.M. LOCAL TIME ON OCTOBER 31, 1998, THE EXPIRATION DATE OF THE EXCLUSIVE OFFERING TO EXISTING SHAREHOLDERS. SUBSCRIPTIONS RECEIVED AFTER OCTOBER 31, 1998, AND PRIOR TO NOVEMBER 30, 1998, UNLESS THE OFFERING IS TERMINATED EARLIER, WILL BE TREATED ON A FIRST-COME, FIRST-SERVED BASIS, AS WILL ALL SUBSCRIPTIONS FOR ADDITIONAL SHARES. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART.

   Shares purchased by the undersigned shall be registered as listed below. (If certificates for shares are to be issued in more than one name, please specify whether ownership is to be as tenants in common, joint tenants, etc. If certificates for shares are to be issued in the name of one person for the benefit of another, please indicate whether registration should be as trustee or custodian for such other person.)


          How Shares To Be Registered            No. of Shares (AT $17.50
                 (PLEASE PRINT)                         PER SHARE)


          ____________________________________         _______________

          ____________________________________         _______________


   IN WITNESS WHEREOF, I/we have executed this Subscription, retaining a copy for my/our records, and returning a copy by mail or delivery to:

 MOUNTAIN BANK HOLDING COMPANY
 501 Roosevelt Avenue
 Enumclaw, Washington  98022

 Date:  _______________________, 1998



_____________________________________    ____________________________________
 (Signature)                             (Signature) (If shares to be issued in
                                         more than one name)


_____________________________________    ____________________________________
 Name (Please print or type)             Name (Please print or type)


_____________________________________    ____________________________________
 Street Address                          Street Address


_____________________________________    ____________________________________
 City and State           ZIP            City and State           ZIP

 Telephone:__________________________    Telephone:__________________________


 Social Security No.:________________    Social Security No.:________________
 or Taxpayer ID No.                      or Taxpayer ID No.


IF SHARES TO BE HELD IN JOINT OWNERSHIP, ALL JOINT OWNERS SHOULD SIGN THIS SUBSCRIPTION.